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                                                                EXHIBIT 99.1


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (hereinafter called the "Reorganization Agreement") is made as of July 22, 1997, by and between WELLPOINT HEALTH NETWORKS INC., a California corporation ("WellPoint California"), WLP ACQUISITION CORP., a California corporation ("Merger Sub"), and WELLPOINT HEALTH NETWORKS INC., a Delaware corporation ("WellPoint Delaware"). WellPoint California and Merger Sub are sometimes referred to as the "Constituent Corporations."

         WHEREAS, the authorized capital stock of WellPoint California consists of Three Hundred Million (300,000,000) shares of Common Stock, $.01 par value, and Fifty Million (50,000,000) shares of Preferred Stock, $.01 par value. The authorized capital stock of WellPoint Delaware consists of Three Hundred Million (300,000,000) shares of Common Stock, $.01 par value (``WellPoint Delaware Common Stock''), and Fifty Million (50,000,000) shares of Preferred Stock, $.01 par value.

         WHEREAS, the directors of the Constituent Corporations and WellPoint Delaware deem it advisable and to the advantage of the Constituent Corporations and WellPoint Delaware that Merger Sub merge into WellPoint California upon the terms and conditions herein provided.

         NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Reorganization Agreement and do hereby agree that Merger Sub shall merge into WellPoint California on the following terms, conditions and other provisions:

                       ARTICLE I.  TERMS AND CONDITIONS.

         1.1 Reorganization. Merger Sub shall be merged with and into WellPoint California (the "Reorganization"), and WellPoint California shall be the surviving corporation (the "Surviving Corporation") effective upon the date when the Merger Agreement in the form of Exhibit A hereto is filed with the Secretary of State of California (the "Effective Date").

         1.2 Succession. On the Effective Date, WellPoint California shall continue its corporate existence under the laws of the State of California, and the separate existence and corporate organization of Merger Sub shall be terminated and cease.

         1.3 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the





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Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Reorganization.

         1.4 Common Stock of WellPoint California, Merger Sub and WellPoint Delaware. On the Effective Date, by virtue of the Reorganization and without any further action on the part of the Constituent Corporations or their shareholders, each share of Common Stock of WellPoint California issued and outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of WellPoint Delaware Common Stock, each share of Merger Sub issued and outstanding immediately prior to the Effective Date shall be converted into one share of Common Stock of WellPoint California and each share of Common Stock of WellPoint Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

         1.5 Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the Preferred Stock of WellPoint California shall be deemed for all purposes to evidence ownership of and to represent the shares of WellPoint Delaware into which the shares of WellPoint California represented by such certificates have been converted as herein provided and shall be so registered on the books and records of WellPoint Delaware or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to WellPoint Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of WellPoint Delaware evidenced by such outstanding certificate as above provided.

         1.6 Options. On the Effective Date, the Surviving Corporation will assume and continue WellPoint California's 1994 Stock Option/Award Plan and Employee Stock Option Plan and the outstanding and unexercised portions of all options to purchase Common Stock of WellPoint California, including without limitation all options outstanding under such stock plans and any other outstanding options, shall be converted into options of WellPoint Delaware, such that an option for one (1) share of WellPoint California shall be converted into an option for one (1) share of WellPoint Delaware, with no change in the exercise price of the WellPoint Delaware option. No other changes in the terms and conditions of such options will occur. Effective on the Effective Date, WellPoint Delaware hereby assumes the outstanding and unexercised portions of such options and the obligations of WellPoint California with respect thereto.

         1.7 Employee Benefit Plans. On the Effective Date, WellPoint Delaware shall assume all obligations of WellPoint California under any and all employee benefit plans, including the WellPoint Health Networks Inc. Employee Stock Purchase Plan, in effect as of such date. On the Effective Date, WellPoint Delaware shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Reorganization and shall reserve that number of shares of WellPoint Delaware Common Stock with respect to each such employee benefit plan as is proportional to the number of shares of WellPoint California Common Stock (if any) so reserved on the Effective Date.





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         1.8     Assumption of Agreements.  At or following the Effective Time,
WellPoint California shall assign, and WellPoint Delaware shall assume, such other agreements as the parties herein shall agree are in the best interest of the parties to so assign and assume.

                      ARTICLE II.  DIRECTORS AND OFFICERS.

         2.1 Directors. The directors of WellPoint California immediately preceding the Effective Date shall become the directors of WellPoint Delaware on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

         2.2 Officers. The officers of WellPoint California immediately preceding the Effective Date shall become the officers of WellPoint Delaware on and after the Effective Date to serve at the pleasure of its Board of Directors of WellPoint Delaware.

                          ARTICLE III.  MISCELLANEOUS.

         3.1 Further Assurances. From time to time, and when required by WellPoint Delaware or by its successors and assigns, there shall be executed and delivered on behalf of WellPoint California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of WellPoint California and otherwise to carry out the purposes of this Reorganization Agreement, and the officers and directors of WellPoint Delaware are fully authorized in the name and on behalf of WellPoint California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 Amendment. At any time before or after approval by the shareholders of WellPoint California, this Reorganization Agreement may be amended in any manner (except that, after the approval of the Reorganization Agreement by the shareholders of WellPoint California, the principal terms may not be amended without the further approval of the shareholders of WellPoint California) as may be determined in the judgment of the respective Board of Directors of WellPoint Delaware and WellPoint California to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Reorganization Agreement.

         3.3 Conditions to Reorganization. The obligations of the Constituent Corporations and WellPoint Delaware to effect the transactions contemplated hereby are subject to satisfaction of the following conditions (any or all of which may be waived by any of these Corporations in their sole discretion to the extent permitted by law):

                 (a) the Reorganization shall have been approved by the shareholders of WellPoint California in accordance with applicable provisions of the General Corporation Law of the State of California;





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                 (b)      WellPoint California, as sole stockholder of
         WellPoint Delaware, shall have approved the Reorganization in accordance with the General Corporation Law of the State of Delaware;

                 (c) WellPoint Delaware, as the sole shareholder of Merger Sub, shall have approved the Reorganization in accordance with the General Corporation Law of the State of California; and

                 (d) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of WellPoint California to be material to consummation of the Reorganization shall have been obtained.

         3.4 Abandonment or Deferral. At any time before the Effective Date, this Reorganization Agreement may be terminated and the Reorganization may be abandoned by the Board of Directors of either WellPoint California or WellPoint Delaware or both, notwithstanding the approval of this Reorganization Agreement by the shareholders of WellPoint California or WellPoint Delaware, or the consummation of the Reorganization may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of WellPoint California and WellPoint Delaware, such action would be in the best interest of such corporations. In the event of termination of this Reorganization Agreement, this Reorganization Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation, WellPoint Delaware or its respective Board of Directors or shareholders with respect thereto, except that WellPoint California shall pay all expenses incurred in connection with the Reorganization or in respect of this Reorganization Agreement or relating thereto.

         3.5 Counterparts. This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.






















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         IN WITNESS WHEREOF, this Reorganization Agreement, having first been duly approved by the Board of Directors of WellPoint California, Merger Sub and WellPoint Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                           WELLPOINT HEALTH NETWORKS INC.
                                           a California corporation


                                           By: /s/ LEONARD D. SCHAEFFER
                                              ---------------------------------
                                                   Leonard D. Schaeffer
                                                   Chairman of the Board and
                                                   Chief Executive Officer


                                           By: /s/ THOMAS C. GEISER
                                              ---------------------------------
                                                   Thomas C. Geiser
                                                   Secretary

                                           WELLPOINT HEALTH NETWORKS INC.
                                           a Delaware corporation


                                           By: /s/ LEONARD D. SCHAEFFER
                                              ---------------------------------
                                                   Leonard D. Schaeffer
                                                   Chief Executive Officer


                                           By: /s/ THOMAS C. GEISER
                                              ---------------------------------
                                                   Thomas C. Geiser
                                                   Secretary

                                           WLP ACQUISITION CORP.
                                           a California corporation


                                           By: /s/ LEONARD D. SCHAEFFER
                                              ---------------------------------
                                                   Leonard D. Schaeffer
                                                   President


                                           By: /s/ THOMAS C. GEISER
                                              ---------------------------------
                                                   Thomas C. Geiser
                                                   Secretary















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